DIME COMMUNITY BANCSHARES, INC.

Sandler O'Neill Road Trip

May 14, 2009

Statements made herein that are forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995 are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to, those related to overall business conditions and market interest rates, particularly in the markets in which the Company operates, fiscal and monetary policy, changes in regulations affecting financial institutions and other risks and uncertainties discussed in the Company's Securities and Exchange Commission filings. The Company disclaims any obligation to publicly announce future events or developments, which may affect the forward-looking statements herein.

Financial Statistics Review

As of or for the Three Months Ended March 31,

	2009	2008	*change*	
Total Assets	**$ 4,040,758**	**$ 3,640,301**	**$ 400,457**	***11.0% increase***
Total Loans	3,298,349	2,934,098	$ 364,251	*12.4% increase*
Total Deposits	2,335,524	2,193,636	$ 141,888	*6.5% increase*
Loan Originations	84,051	163,695	($ 79,644)	*48.7% decrease*
Yield	*6.21%*	*6.03%*	*0.18%*	
Net interest margin	**2.51%**	**2.32%**	**0.19%**	

($ in thousands)

Financial Review
Three Months Ended March 31, 2009

1. DCOM has no "sub-prime" or "Alt-A" Loans
2. Core Earnings Per Share $0.17
3. Core Return on Average Tangible Equity 9.4%
4. Return on Average Assets 0.54%
5. Current Stock Price $7.96 (close of 5/12/2009)

Financial Review

Three Months Ended March 31, 2009 (continued)

6. OTTI charge of $5.1 million or 8 cents per share
   - ***None currently forecasted in the June 2009 quarterly projection***
7. Loan credit costs of $4.1 million (7 cents per share)
   - ***Guidance for June 2009 quarter includes $3.0 million***
8. Non-interest expense $12.6 million
   - ***Guidance for June 2009 estimates $15.1 million and includes increased FDIC premiums***

Quarterly "GAAP" EPS vs. Stock Price



EPS
Stock Price
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$25.00
$21.00
$17.00
$13.00
$9.00
$5.00
$0.20
$0.17
$0.17
$0.17
$0.17
$0.17
$0.18
$0.26
$0.25
$0.16
$0.09
$0.20E
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009E

Note: Estimate for June 2009 quarter equals midpoint of guidance given in the Company's April 29, 2009 earnings release

Share Repurchase Program


Shares Repurchased
Stock Price
8.8% of shares O/S since 4Q'05
6.2% of shares O/S during 2007
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
$24.00
$20.00
$16.00
$12.00
$8.00
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09

Dime Community Bancshares, Inc.

Note: Based on 36,956,907 period end shares outstanding as of December 31, 2005; $9.38 is the price as of March 31, 2009.

Balance Sheet Composition

Loans comprise 82% of assets; 141% Loan to Deposit Ratio



Assets
Cash/ Short-term Investments 5%
Investments/ MBS 7%
All Other 6%
Loans 82%
Cash/short-term Investments 5%
Investments/MBS 7%
Loans 82%
All Other 6%



Liabilities and Equity
Equity 7%
All Other 3%
Borrowings 32%
Deposits 58%
Deposits 58%
Borrowings 32%
Equity 7%
All Other 3%

Note: as of March 31, 2009.

New York City
*Types of Housing***


Renter-
Occupied
67%
Mitchell-
Lama
2%
Conventional*
21%
Co-op
8%
Condo, 2%

Owner occupied buildings comprised predominantly of 1 to 4 residential units.

*** Housing stock equals 3,325,902 units.*

Source: 2005 New York City Housing and Vacancy Survey, U. S. Census Bureau, www.census.gov

Loan Portfolio Composition

Total Loan Portfolio as of December 31, 2008 (excluding construction loans)				
Description	Total Balance	Current LTV	Original DSR	% of Portfolio
Multifamily Residential	1,240,700,000	50%	1.6	38.7%
Multifamily (Commercial Rents < 50%)	797,900,000	49%	1.8	24.9%
Multifamily (Commercial Rents > 50%)	253,800,000	51%	1.7	7.9%
Co-op Building & Underlying Mortgage	195,400,000	13%		6.1%
SUB-TOTAL	**$ 2,487,800,000**			**77.5%**
Single Purpose Commercial Property	156,300,000	45%	1.8	4.9%
Office Building	140,500,000	36%	2.1	4.4%
Shopping Center	130,800,000	48%	1.8	4.1%
SUB-TOTAL	**$ 427,600,000**			**13.3%**
1 to 4 Family (Commercial Rents > 50%)	106,300,000	53%	1.3	3.3%
2 to 4 Family & Business	63,100,000	54%	1.4	2.0%
1 to 4 Family	61,900,000	45%		1.9%
Retail Store	37,200,000	43%	2.0	1.2%
Warehouse	8,400,000	64%	1.3	0.3%
Raw-Undeveloped Land	7,600,000	61%	0.7	0.2%
Hospitals & Nursing Home	6,400,000	71%	1.8	0.2%
Industrial	1,700,000	45%	1.9	0.1%
Churches	700,000	26%	0.0	0.0%
Recreational & School & Day Care	300,000	3%	0.0	0.0%
SUB-TOTAL	**$ 293,600,000**			**9.2%**
GRAND TOTAL	**$ 3,209,000,000**	**47%**	**1.6**	**100%**

Experienced Lenders

- Management Team has many years of experience in Multifamily Lending in the New York Market:
  - Vincent Palagiano, Chairman/CEO, 38 years with Dime
  - Michael Devine, President/COO, 37 years with Dime
  - Kenneth Mahon, 1st Executive VP/CFO, 28 years with Dime
  - Dan Harris Executive Vice President, Lending, over 30 years multifamily lending experience
  - *plus numerous other officers in lending and loan servicing tenured more than 20 years with Dime*

Insider Ownership

Vincent F. Palagiano - Chairman of the Board and CEO	1,460,688	4.3%
Michael P. Devine - President and Chief Operating Officer	845,762	2.5%
Kenneth J. Mahon First Executive Vice President and CFO	569,441	1.7%
All Directors and Executive Officers	7,008,346	20.5%

Loan Originations

Strong Origination Volumes During 2008.

Reduced Origination Volume in Q1 of 2009 as Company Elects to Preserve Capital Levels.



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
6.50%
6.40%
6.30%
6.20%
6.10%
6.00%
5.90%
5.80%
5.70%
5.60%
2006
2007
2008



Originations
WTD Average Rate
Period End loan pipeline
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

Loan-to-Value Ratios on New Loans

Loan policy permits LTVs to 80%; however, weighted average consistently below 70%


100%
80%
60%
40%
20%
0%
65%
DSR
1.52
63%
DSR
1.53
59%
DSR
1.47
2006
2007
2008
68%
DSR
1.31
65%
DSR
1.68
60%
DSR
1.67
59%
DSR
1.60
68%
DSR
1.35
58%
DSR
1.33
61%
DSR
1.36
58%
DSR
1.71
61%
DSR
1.37
50%
DSR
2.05
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

Low Level of Non-Performing Assets

Dime continues to be an industry leader in loan quality, with a low level of non-performing assets….


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
DCOM
Industry Median
Industry Average
2004
2005
2006
2007
March 2009

Dime Community Bancshares, Inc.

Source: Sandler O'Neill Top 100 Thrifts Ranked by Assets or SNL Thrift Investor

Charge-off & Non-Performing Asset Percentages

NPA's peaked at 5.01% of Total Loans in 1992….



10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Charge Off % of Loans
NPA's as % of Total Loans
0.08%
0.15%
0.58%
0.85%
0.34%
0.19%
0.03%
0.02%
0.04%
0.01%
0.00%
0.01%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.06%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2008
2009

Non-Performing Assets/Tangible Equity

NPA's peaked at 62% of Tangible Equity also in 1992….



Total Loans
NPA's to T/E
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
16.0%
10.8%
41.1%
62.4%
24.0%
6.2%
2.9%
2.1%
0.3%
0.5%
3.3
5.8%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Repricing Loans

19% of the Loan Portfolio reprices within the next 21 months



$3,400,000
$2,550,000
$1,700,000
$850,000
$-
Annual Repricings
Cumulative Repricings
$151,096
5.53%
$446,744
5.60%
$596,407
5.44%
$450,169
6.08%
$749,338
5.85%
$748,341
6.21%
2009
2010
2011
2012
2013
Beyond

Maturing Borrowings


March 31, 2009
Total Borrowings = $1.19 billion[1]
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
4.26%
4.83%
3.73%
3.69%
3.71%
3.91%
4.10%
Q2-2009
Q3-2009
Q4-2009
2010
2011
2012
2013
Beyond

Dime Community Bancshares, Inc.

[1] Excludes $25.0 million 9.25% subordinated note that matures in 2010 and $70 million 7% trust preferred borrowing that matures in 2034.

Focus on Profitable Deposits

March 2008

Total Deposits = $2.33 billion


Prime Dime 2%
Other Checking 6%
Money Mkt / Passbook Savings/ 45%
CDs 47%

March 2009

Total Deposits = $2.19 billion


Prime Dime 4%
Other Checking 5%
Money Mkt / Passbook Savings/ 43%
CDs 48%

25% Growth in Checking Accounts since March 2008

Maturing CD's



Maturing CD's - 2009
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.42%
3.43%
3.36%
$298M
$434M
$127M
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
Q2' 09
Q3' 09
Q4' 09

Dime's highest non-promotional CD rate offered to Retail Depositors for maturities of 18 months or less. There are no premium rates for accounts over $100,000

The Average 2 Year FHLBNY Advance Rate for each Month.

Key Interest Rates

Key Interest Rates

	Jun-08	Sep-08	Oct-08	Nov-08	Dec-08	Jan-09	Feb-09	Mar-09	Apr-09
Fed Funds	2.00%	2.00%	1.00%	1.00%	0.25%	0.25%	0.25%	0.25%	0.25%
2 Year FHLBNY Advance Rate	3.71%	3.70%	4.13%	3.74%	2.79%	2.34%	2.51%	2.48%	2.21%
CD Rate (1)	2.96%	3.44%	3.20%	4.16%	4.02%	2.96%	1.98%	1.98%	1.98%
9 Month Brokered CD Rate (2)	3.59%	3.53%	3.66%	3.48%	2.10%	1.63%	1.33%	1.07%	0.90%
MMA Rate (3)	2.66%	2.98%	2.98%	2.98%	2.77%	2.22%	1.98%	1.49%	1.49%
MMA Peer Group (4)	2.87%	3.03%	2.92%	2.80%	2.60%	2.18%	1.98%	1.63%	1.48%

(1) Dime's highest non-promotional CD rate offered to Retail Depositors for maturities of 18 months or less. There are no premium rates for accounts over $100,000.

(2) **Source**: Stifel Nicholas

(3) Dime's non-promotional Blended Tiered MMA Account

(4) The *MMA Peer Group* is the standard MMA Rate and/or High Balance Tiered MMA Rate from the following Institutions: *Countrywide, M&T Bank, HSBC Direct, ING Direct, Emigrant Direct, Capital One, NYB, Soverign, WaMu* (only through September), *E-Trade, and IGO Banking* (from February 2009).
Source: Bankrate.com or the Institution's Website.

Prudent Branch Expansion

Two new branches strategically located, deepen the Dime footprint.


BRONX
Soundview
Port Washington
Whitestone
NASSAU
Jackson Heights
Sunnyside
Flushing
Bayside
Glen Oaks
Westbury
Long Island City
Hillcrest
Greenpoint
QUEENS
Williamsburgh
Bellmore
Brooklyn Heights
Merrick
BROOKLYN
Valley Stream
Bay Ridge
Midwood
Boro Park
Kings Highway
Bensonhurst
Marine Park

Dime Ranks Near the Top in 2008

SNL Top 100 Thrifts

Total Score (*Top Score = 87.3*)	**85.7**	**- 4 -**
Return on Assets	0.81%	- 10 -
Return on Equity	11.06%	- 7 -
3-Year Annual Growth Rate of TBV	1.62%	- 33 -
Efficiency Ratio (operating expenses)	51.25%	- 12 -
Non-performing Assets	0.19%	- 4 -
Charge-offs	0.02%	- 10 -

[redacted]

Note: Rank indicates standing among Top 25

Source: SNL Financial Research & Analysis: 2008 Thrifts Rankings May 2, 2009